UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00862

The Growth Fund of America

(Exact Name of Registrant as Specified in Charter)

One Market, Steuart Tower

Suite 2000

San Francisco, California 94105

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: August 31

Date of reporting period: August 31, 2013

Patrick F. Quan

The Growth Fund of America

One Market, Steuart Tower

Suite 2000

San Francisco, California 94105

(Name and Address of Agent for Service)

Copies to:

Mark D. Perlow

K&L Gates LLP

Four Embarcadero Center, Suite 1200

San Francisco, California 94111

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

The Capital SystemSM
brings our best ideas
forward.

Special feature page 6

The Growth Fund of America® Annual report for the year ended August 31, 2013

The Growth Fund of America invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2013 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	17.88%	8.94%	7.94%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.70% for Class A shares as of the prospectus dated November 1, 2013 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Special feature

6	Unleashing ideas in The Capital System

Contents

1	Letter to investors
4	The value of a long-term perspective
12	Summary investment portfolio
17	Financial statements
35	Board of trustees and other officers

Fellow investors:

Fueled by stronger-than-expected economic growth in the U.S. and increasing investor confidence, equity markets rose appreciably during the fiscal year for The Growth Fund of America, leading to strong returns for the period ended August 31, 2013.

During the period, The Growth Fund of America (GFA) posted a total return of 22.7%. This return surpassed the 18.7% posted by Standard & Poor’s 500 Composite Index, a broad measure of the U.S. equity market. As shown in the chart below, the fund’s total return also surpassed that of the four Lipper indexes we use to measure GFA’s progress.

Over the 10-year time period and the lifetime of the fund, GFA outpaced both the S&P 500 and its Lipper peer groups, as you can see below. We continue to believe that our research-driven investment approach is fundamentally sound and can serve our investors well over the long term.

Results at a glance

Total returns for periods ended August 31, 2013, with all distributions reinvested

	Cumulative
	total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime[1]

The Growth Fund of America (Class A shares)	22.7%	6.4%	7.7%	13.6%
Standard & Poor’s 500 Composite Index[2]	18.7	7.3	7.1	10.7
Lipper Capital Appreciation Funds Index	20.3	6.3	7.6	10.7
Lipper Growth Funds Index	20.4	6.7	6.3	9.7
Lipper Large-Cap Core Funds Index	20.0	6.5	6.3	—	[3]
Lipper Large-Cap Growth Funds Index	17.6	6.7	6.2	—	[3]

[1]	Since Capital Research and Management Company (CRMC) began managing the fund on December 1, 1973.
[2]	The S&P 500 is unmanaged and, therefore, has no expenses.
[3]	This Lipper index was not in existence when CRMC began managing the fund.

The Growth Fund of America	1

Investment results analysis

The investment environment over the fund’s most recent fiscal year was generally positive, particularly for the U.S. equity market. Investor confidence slowly returned throughout the year as the economy gradually improved. Pent-up demand for housing and autos helped those industries, and overall economic growth increased.

The fund’s top 20 holdings generally produced strong results for the period. GFA’s largest holding, Gilead Sciences, returned 108.9% for the period, aided by strong sales and a growing pipeline of new pharmaceuticals. Other top holdings, like consumer discretionary companies Home Depot (up 31.3%) and Comcast (up 25.2%), also helped returns.

The fund’s investments in telecommunications, health care and consumer discretionary stocks had a positive impact on the fund’s annual return. For example, wireless telecommunications company SoftBank returned 53.2%, insurer UnitedHealth Group gained 32.1%, and General Motors climbed 59.6%.

Despite lackluster stock markets in other parts of the world, GFA’s overseas investments were generally positive. Roughly 13% of the fund’s assets are in overseas equities. Japanese holdings were particularly beneficial, climbing more than 38% as a group, while the fund’s euro-zone holdings gained 35% altogether. We feel these results reinforce the philosophy that our extensive global research network is helpful over time, even to funds like this one, which invest primarily in the domestic markets.

GFA held 9.2% of its assets in cash and short-term liquid securities at the end of the fiscal year. For the year, this cash was a drag on relative returns versus the strong market. The fund makes no top-down determination on how much cash the fund should hold, but rather allows individual portfolio managers to make that judgment in their own portfolios. While cash does not generate much in the way of return, it serves as a buffer in volatile markets and allows for flexibility in taking advantage of potential investment opportunities.

Welcome new portfolio manager

We would like to take this opportunity to say thank you to James E. Drasdo, a portfolio manager for The Growth Fund of America for 27 years. Jim is a sharp observer of hidden value in stocks, a wonderful colleague, and has made extraordinary contributions over time.

2	The Growth Fund of America

He retired at the end of June, and we wish him well. Replacing Jim as one of the 12 portfolio managers for The Growth Fund of America is James Terrile, a veteran investment analyst and portfolio manager with 18 years’ industry experience.

The ability for the fund to adapt to changes in its leadership is one of the many hallmarks of The Capital System — an investment process that’s been in place for 55 years. To learn more about The Capital System and how it fosters creative thinking in investing, please see the special feature beginning on page 6.

The road ahead

As we look toward the coming months, we expect economic growth in the U.S. to continue. There are, of course, risks inherent in such a forecast. The debate in Washington over the debt ceiling and budgetary issues may create volatility in equity markets. Likewise, the Federal Reserve is expected to have a new chairman by next year, and new leadership always has the potential to impact markets.

Overseas, issues regarding the health of the euro zone and economic growth in China remain, though both concerns seem to be waning. Still, overseas dislocations — like conflict in the Middle East — always carry the risk of market difficulties. No matter what the macroeconomic environment may bring, our approach to investing remains the same. We carefully explore the potential of each stock, either under consideration or already in the portfolio, using extensive fundamental research, an eye for risk and a long-term orientation which we believe will continue to help investor returns over time.

We thank you for your continued support of The Growth Fund of America and look forward to reporting to you again in six months.

Cordially,

James F. Rothenberg
Vice Chairman of the Board

Donald D. O’Neal
President

October 8, 2013

For current information about the fund, visit americanfunds.com.

The Growth Fund of America	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425.² Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns based on a $1,000 investment
(for periods ended August 31, 2013)*

	1 year	5 years	10 years
Class A shares	15.69%	5.12%	7.10%

Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

$1,000,000
400,000
200,000
100,000
40,000
20,000
10,000
7,000

Year ended August 31	1974[3]	1975	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987
TOTAL VALUE														
Dividends reinvested	–	$ .4	.3	–	.3	–	.3	.5	1.7	2.3	1.6	1.2	1.0	1.4
Value at year-end	$7.9	9.8	11.2	12.4	20.1	23.6	31.5	35.4	38.6	56.4	56.8	64.5	83.0	109.7
Total return	(21.3)%	24.4	14.0	10.9	62.7	17.2	33.5	12.3	9.1	46.1	0.8	13.5	28.6	32.3

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	For the period December 1, 1973 (when Capital Research and Management Company became the fund’s investment adviser), through August 31, 1974.
[4]	Includes reinvested dividends of $115,796 and reinvested capital gain distributions of $479,731.
[5]	The S&P 500 is unmanaged and, therefore, has no expenses.
[6]	Results of the Lipper Growth Funds Index do not reflect any sales charges.
[7]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

4	The Growth Fund of America

How a $10,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart shows, over its lifetime, The Growth Fund of America has done demonstrably better than its relevant benchmark.

The Growth Fund of America	5

Unleashing ideas in The Capital System

The Growth Fund of America benefits from The Capital System in many ways. Through a unique combination of independence and cooperation, the portfolio managers invest according to their convictions while collectively mitigating volatility.

There are nearly as many ways to invest in equities as there are individual equities, it seems. Some mutual fund companies use a committee approach, while others rely on the knowledge and experience of a single manager to invest all of a fund’s assets.

The Capital System is different. Our system allows individual managers to invest in their highest conviction ideas, while providing the diversification — and cooperation — of a team approach. In essence, our system allows the fund to be more than the sum of its parts.

“The Capital System is truly part of the ‘secret sauce’ around here,” says portfolio manager Don O’Neal. “It’s a bit unconventional, but once digested, it makes intuitive sense. Portfolio managers are allowed to focus solely on their highest convictions, but the overall portfolio enjoys excellent diversification. We believe it is one of the main factors behind our long-term record.”

How it works

The fund’s assets are divided up among the 12 portfolio managers, each of whom manages these assets independently. The team of managers behind The Growth Fund of America represents a diversity of backgrounds and investment styles, selected in part to balance the inherent investment biases of their colleagues.

“I think a key part of the system is the craft that goes into putting people together with different styles,” says portfolio manager Barry Crosthwaite. “If everyone thought the same, you’d likely end up with fewer ideas, more concentration in the portfolio and more volatility. But if you build a portfolio with different managers, and different styles, each portfolio manager can build their highest conviction portfolio — and you end up with greater diversification and less volatility across the fund.”

Within The Capital System, there’s no single authority telling portfolio managers which stocks they can and cannot purchase or sell. Each individual manager is responsible for his or her decisions, and those decisions have to hold up for the long term; compensation paid to our investment professionals is heavily influenced by investment results over rolling four-and eight-year periods to encourage a long-term investment approach.

6	The Growth Fund of America

“The Capital System is truly part of the ’secret sauce’ around here. It’s a bit unconventional, but once digested, it makes intuitive sense. Portfolio managers are allowed to focus solely on their highest convictions, but the overall portfolio enjoys excellent diversification. We believe it is one of the main factors behind our long-term record.”

Donald D. O’Neal
Portfolio Manager

Because of the nature of the system, the fund isn’t dependent on a single person’s decision-making. In fact, many of the fund’s portfolio managers say The Capital System has given them a great deal of freedom.

“The system is incredibly flexible,” says portfolio manager Blair Frank. “I tend to run a very concentrated portfolio, more so than many of my colleagues. I might hold only 25 to 30 stocks, and those represent my absolute best ideas. I can do that because I know the other managers are out there adding diversification to the fund.”

Driven by research

The Capital System is also unique in the way our investment analysts participate. Like at many other mutual fund firms, analysts delve into the inner workings of companies, both potential and current investments. They analyze finances, talk to company leadership, and meet with those companies’ customers and clients. They report their findings to the portfolio managers on a regular basis.

Unlike many other firms, however, the investment analysts within The Capital System also share in the responsibility of investing the fund’s assets. In

The Growth Fund of America	7

A wealth of experience

The Growth Fund of America currently has 12 portfolio managers who bring together 347 years of investment experience to managing your investment. Here are the specific years of experience for these primary decision-makers for the fund.*

addition to the portions of the fund run by the portfolio managers, the fund’s analysts each have responsibility for part of the research portfolio. Like the portfolio managers, analysts are encouraged to invest as they see fit, according to their strongest convictions.

“To me, a look at the research portfolio really lets me know how strongly the analysts feel about the companies they cover,” says portfolio manager Donnalisa Barnum. “If they recommend a company and shift their own assets in order to purchase it, that’s a strong statement. It makes me sit up and take notice.”

The analysts and portfolio managers work closely together, and many portfolio managers accompany analysts when meeting with company executives. Analysts provide deep understanding on the companies and industries they cover, and because they’re given the opportunity to invest alongside the portfolio managers, the fund boasts some of the longest tenured analysts in the business.

“The analysts provide incredibly important input for me in my decision-making process,” says portfolio manager Brad Vogt. “You don’t have analysts managing significant assets

8	The Growth Fund of America

“To me, a look at the research portfolio really lets me know how strongly the analysts feel about the companies they cover. If they recommend a company and shift their own assets in order to purchase it, that’s a strong statement. It makes me sit up and take notice.”

Donnalisa Barnum
Portfolio Manager

at other firms elsewhere. They’re really having a much bigger impact here because, in many ways, they’re investment leaders when it comes to the companies they cover. This approach helps us attract and retain very talented analysts.

“That said, we’re not bound to follow their lead, and that’s a good thing,” Brad adds. “We as portfolio managers often do our own research as well. Maybe the analyst has one conclusion but the portfolio manager has a different perspective and wants to dig a little more. Or maybe there’s a company out there where we don’t yet have active eyes and ears on it, so a portfolio manager will do some work, visit, write it up. That’s another advantage of having so many people in the fund — we have fewer blind spots.”

“Where it gets interesting”

While each individual portfolio manager and analyst invests solely at his or her discretion, The Capital System allows for — and encourages — a great deal of collegiality and cooperation. In fact, the portfolio managers agree that interaction between themselves, and with the investment analysts, is a critical part of the system’s success. “It’s when we’re together, hashing things out,

The Growth Fund of America	9

“We have a lot of things in place where ideas are vetted — kicking the tires, if you will. It’s not a job done by one person. It’s an environment where you’re constantly reviewing, constantly rethinking, accepting the challenges that come out of these interactions. That’s valuable.”

Blair Frank
Portfolio Manager

where it gets interesting,” says portfolio manager Carl Kawaja. “You could be having a completely routine meeting, and all of a sudden, bam, you’ve really hit upon something that you wouldn’t have if you were just sitting in your office. Those insights can’t be planned. They come randomly as a result of a process where you have people bouncing ideas off each other.”

These interactions aren’t designed to build consensus around a specific investment idea, but rather to challenge the ideas brought forth by individual portfolio managers and/or analysts.

“We have a lot of things in place where ideas are vetted — kicking the tires, if you will,” Blair says. “It’s not a job done by one person. It’s an environment where you’re constantly reviewing, constantly rethinking, accepting the challenges that come out of these interactions. That’s valuable.”

Whether in formal research meetings or informal office chats, the debates that occur on the merits of a given investment strengthen both the individual portfolio managers’ results, as well as the system as a whole.

“You have to have a robust debate about the merits of an idea — how things might

10	The Growth Fund of America

go well, or be misperceived, or how bad it could be if we’re wrong,” Barry says. “An analyst has a very deep industry view and experience, but the portfolio manager might have 40 years of experience and has learned what worked and what hasn’t from past situations. People still may hold different views in the end, but we make better decisions when we’ve had a good, thorough debate.”

The substance of style

There’s a lot of data and research that goes into investing, but it remains just as much art as science. While Blair prefers a small number of holdings held for very long periods, Carl sees himself as more opportunistic. Barry prefers companies with strong growth potential that are priced cheaply compared to the market as a whole, while Donnalisa doesn’t mind paying a premium for equities that still have bright prospects ahead.

What’s more, they know each other’s styles, backgrounds and experiences. Most have had experience as investment analysts before becoming portfolio managers, and they’ve developed substantive views on the market that have evolved over many years. There are insights to be gleaned not only from what other portfolio managers are doing, but why.

“Just interacting with the other portfolio managers on the fund, watching what other people do, that’s valuable to me,” Brad says. “I might be very interested in what Barry’s doing in energy and tech because those were his long-time analyst backgrounds. His background might have relevance to my holdings, so when he talks, I tend to listen.”

“There’s really not a lot of overlap between us,” Barry says. “There’s not an infinite number of styles, but we each have a different style to a degree, different experiences and different aptitudes. And even when there’s overlap, say, between myself and another manager, the size of our positions could be very dissimilar.

“Personally, I try to do something a little different from what others are doing,” Carl adds. “That’s a real benefit to the system. If it were all up to me, I’d probably second-guess myself more. But here, I have the freedom to roam a little bit and play off of what others are doing. It’s very liberating.”

Given that many managers spent time as investment analysts, they also bring those interpersonal insights to the table when interacting with the research team.

“We want our analysts to have opinions, but it’s also important for us to calibrate where analysts are coming from,” Donnalisa says. “You get a sense of the analysts’ biases, how they look at the world. So when they recommend something, you can also look at how your style compares to theirs. It’s a subtle thing, but it lets you see the difference between a positive recommendation and something they’re incredibly excited about.”

Putting it together

The Growth Fund of America has 12 different portfolio managers, each with a different style and view of the market, along with the research portfolios of analysts all investing on behalf of the fund. With each individual investing in only his or her highest conviction stocks, the fund as a whole boasts roughly 270 different equities, potentially providing a great deal of diversification. And the fund’s 27% turnover ratio — the percentage of the portfolio that changes in a given year — is one of the lowest among its peers.

“We have a system in place that encourages both independence and collegiality, and I think that’s what makes it work as well as it does,” Blair says. “Within The Capital System, we have the ability to identify great potential opportunities, really vet those ideas and then independently decide whether to move on it. It’s a great dynamic to have.” ■

“An analyst has a very deep industry view and experience, but the portfolio manager might have 40 years of experience and has learned what worked and what hasn’t from past situations. People still may hold different views in the end, but we make better decisions when we’ve had a good, thorough debate.”

Barry Crosthwaite
Portfolio Manager

The Growth Fund of America	11

Summary investment portfolio August 31, 2013

Industry sector diversification	Percent of net assets

Largest equity holdings	Percent of net assets
Gilead Sciences	4.0%
Amazon	3.6
Google	3.2
Home Depot	2.3
EOG Resources	1.9
Comcast	1.8
UnitedHealth Group	1.6
Microsoft	1.6
Philip Morris International	1.4
SoftBank	1.3

Common stocks 90.40%	Shares	Value (000)	Percent of net assets
Consumer discretionary 18.56%
Amazon.com, Inc.[1]	15,582,600	$4,378,399	3.55%
Major online retailer of books, CDs, DVDs, toys, apparel, home furnishings and other products.
Home Depot, Inc.	38,315,200	2,854,099	2.31
The world’s largest home improvement retailer.
Comcast Corp., Class A	38,380,578	1,615,439
Comcast Corp., Class A, special nonvoting shares	14,000,000	570,360	1.77
Provides media and television broadcasting services worldwide.
NIKE, Inc., Class B	24,400,000	1,532,808	1.24
The world’s leading athletic shoe company. Also operates shoe and sportswear stores.
Twenty-First Century Fox, Inc., Class A	44,794,200	1,403,402	1.14
A diversified media company.
Las Vegas Sands Corp.	13,622,000	767,600	.62
Hotel, gaming and resort development company.
General Motors Co.[1]	17,542,600	597,852	.48
U.S.-based auto manufacturer of brands such as Buick, Cadillac, Chevrolet and GMC.
Tesla Motors, Inc.[1]	3,145,300	531,556	.43
Manufacturer of electric cars and components.
YUM! Brands, Inc.	7,575,000	530,401	.43
Quick-service restaurant company whose brands include Taco Bell, KFC and Pizza Hut.
Other securities		8,136,847	6.59
		22,918,763	18.56

Information technology 16.64%
Google Inc., Class A1	4,666,000	3,951,635	3.20
One of the most frequently used website search engines in the world.
Microsoft Corp.	58,446,000	1,952,096	1.58
A world leader in software and Internet technologies. Its products include the Windows operating system and Office software.
Oracle Corp.	44,935,000	1,431,629	1.16
Major supplier of database management software. Also develops business applications and provides consulting and support.
ASML Holding NV (New York registered)	8,767,040	763,259	.90
ASML Holding NV2	4,042,648	354,292
A leading supplier of lithography equipment used in manufacturing semiconductors.
Texas Instruments Inc.	22,414,000	856,215	.69
Global maker of semiconductors and a leading producer of digital signal processors.

12	The Growth Fund of America

	Shares	Value (000)	Percent of net assets
Accenture PLC, Class A	9,250,000	$668,312	.54%
Management consulting, technology services and outsourcing company.
Avago Technologies Ltd.[3]	17,262,820	664,791	.54
Manufacturer of analog interface components and subsystems for communications, industrial and consumer applications.
salesforce.com, inc.[1]	13,452,724	660,932	.54
Provider of enterprise cloud computing solutions.
Visa Inc., Class A	3,755,000	654,947	.53
Major consumer payment system operator and financial services manager.
Intuit Inc.	9,695,000	615,923	.50
Produces user-friendly financial software, including Quicken and TurboTax, and offers services to home and small-business users.
Apple Inc.	1,160,000	564,978	.46
Manufacturer of personal computers and various software products, as well as tablets, laptops, media players, browsers and smartphones.
Other securities		7,407,165	6.00
		20,546,174	16.64

Health care 16.30%
Gilead Sciences, Inc.[1,3]	81,106,200	4,888,271	3.96
Develops drugs to treat infectious diseases and cancer.
UnitedHealth Group Inc.	27,406,000	1,966,106	1.59
Provides managed health care services across the U.S.
Allergan, Inc.	12,407,900	1,096,610	.89
Produces eye care, skin care and specialty pharmaceutical products, including Botox.
Alexion Pharmaceuticals, Inc.[1]	9,762,000	1,051,953	.85
Develops drug treatments for cardiovascular, autoimmune and neurologic diseases.
Express Scripts Holding Co.[1]	14,910,000	952,451	.77
Operates a network of pharmacies and mail-order prescription services.
Regeneron Pharmaceuticals, Inc.[1]	3,738,861	905,963	.74
Biotechnology company focused on the treatment of serious medical conditions.
Amgen Inc.	8,149,600	887,817	.72
The world’s largest biotechnology company.
Biogen Idec Inc.[1]	4,112,000	875,938	.71
A leader in developing therapies to treat multiple sclerosis and cancer.
Vertex Pharmaceuticals Inc.[1]	11,012,800	827,612	.67
Biotechnology company engaged in the discovery and development of small molecule drugs to treat serious diseases.
Edwards Lifesciences Corp.[1,3]	9,182,700	646,278	.52
Manufacturer of tissue heart valves and related repair products for the treatment of advanced cardiovascular disease.
BioMarin Pharmaceutical Inc.[1,3]	8,525,693	558,177	.45
Biotechnology company engaged in the treatment of serious diseases and medical conditions.
Other securities		5,472,638	4.43
		20,129,814	16.30

Energy 9.81%
EOG Resources, Inc.[3]	14,789,237	2,322,650	1.88
An oil and gas exploration and production company with global operations.
Schlumberger Ltd.	11,285,000	913,408	.74
A leading provider of services and technology to the petroleum industry.
FMC Technologies, Inc.[1,3]	16,479,100	883,774	.72
Engaged in offshore energy production, food processing and airplane loading systems.
Noble Energy, Inc.	14,153,000	869,419	.70
Specializes in oil and natural gas exploration and development.

The Growth Fund of America	13

Common stocks (continued)	Shares	Value (000)	Percent of net assets
Energy (continued)
Pioneer Natural Resources Co.	4,805,000	$840,731	.68%
Oil and gas exploration and production company in the U. S.
Suncor Energy Inc.	19,162,520	645,846	.52
Explores for, processes and sells oil and natural gas.
Apache Corp.	6,985,000	598,475	.49
Oil and gas exploration and development company with onshore and offshore operations worldwide.
Other securities		5,042,839	4.08
		12,117,142	9.81

Financials 7.66%
Bank of America Corp.	70,000,000	988,400	.80
One of the world’s largest commercial banks.
Citigroup Inc.	18,229,500	881,032	.71
Financial services company engaged in consumer, corporate and investment banking, and insurance.
Goldman Sachs Group, Inc.	5,469,696	832,105	.67
Provides investment banking services.
Wells Fargo & Co.	17,972,178	738,297	.60
One of the largest banks in the U.S.
Other securities		6,024,863	4.88
		9,464,697	7.66

Industrials 7.27%
Union Pacific Corp.	8,613,300	1,322,486	1.07
Operates the largest railroad in the U.S.; also delivers freight to Canada and Mexico.
Boeing Co.	6,700,000	696,264	.56
Global manufacturer for the aerospace and defense industries.
CSX Corp.	23,174,801	570,332	.46
Operates a major rail system and provides freight transportation across the U.S.
Other securities		6,391,474	5.18
		8,980,556	7.27

Consumer staples 4.70%
Philip Morris International Inc.	21,281,000	1,775,687	1.44
One of the world’s largest international tobacco companies.
Costco Wholesale Corp.	12,358,183	1,382,510	1.12
Operates membership warehouse clubs that serve both small businesses and consumers.
Green Mountain Coffee Roasters, Inc.[1]	6,423,123	554,380	.45
Engages in the specialty coffee and coffeemaker businesses in the U. S. and Canada.
Other securities		2,087,127	1.69
		5,799,704	4.70

Materials 2.37%
Praxair, Inc.	4,862,437	570,850	.46
A major supplier of industrial gases in North and South America.
Other securities		2,352,726	1.91
		2,923,576	2.37

Telecommunication services 2.10%
SoftBank Corp.[2]	26,507,700	1,654,306	1.34
Internet and telecommunications conglomerate and distributor of digital media and software.
Crown Castle International Corp.[1]	13,509,630	937,839	.76
A leading provider of wireless communications and transmission sites.
Other securities		6	.00
		2,592,151	2.10

14	The Growth Fund of America

		Value (000)	Percent of net assets
Utilities 0.09%
Other securities		$113,189	.09%

Miscellaneous 4.90%
Other common stocks in initial period of acquisition		6,045,485	4.90

Total common stocks (cost: $68,489,415,000)		111,631,251	90.40

Warrants 0.17%
Other 0.17%
Other securities		212,100	.17

Total warrants (cost: $137,220,000)		212,100	.17

Convertible securities 0.06%
Telecommunication services 0.06%
Other securities		70,848	.06

Total convertible securities (cost: $63,813,000)		70,848	.06

Bonds, notes & other debt instruments 0.16%	Principal amount (000)
Federal agency bonds & notes 0.04%
Federal Home Loan Bank, Series 2753, 0.28% 2013	$50,000	50,000	.04

Other 0.12%
Other securities		153,739	.12

Total bonds, notes & other debt instruments (cost: $195,193,000)		203,739	.16

Short-term securities 9.48%
Freddie Mac 0.09%–0.164% due 9/10/2013–8/18/2014	4,200,221	4,197,558	3.40
Fannie Mae 0.08%–0.16% due 9/3/2013–8/1/2014	1,798,511	1,797,924	1.46
Federal Home Loan Bank 0.09%–0.165% due 9/3/2013–8/28/2014	1,589,200	1,588,550	1.29
U.S. Treasury Bills 0.103%–0.18% due 9/19/2013–8/21/2014	731,700	731,523	.59
Google Inc. 0.07%–0.17% due 10/1–10/22/2013[4]	101,000	100,988	.08
Other securities		3,290,361	2.66

Total short-term securities (cost: $11,705,901,000)		11,706,904	9.48
Total investment securities (cost: $80,591,542,000)		123,824,842	100.27
Other assets less liabilities		(333,704)	(.27)

Net assets		$123,491,138	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including a portion of a security which was pledged as collateral for net losses on unsettled forward currency contracts. The total value of pledged collateral was $451,000, which represented less than .01% of the net assets of the fund. Some securities within “Other securities” (with an aggregate value of $25,265,000, an aggregate cost of $62,524,000, and which represented .02% of the net assets of the fund) were acquired from 7/7/2000 to 6/21/2011 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $37,500,000, which represented ..03% of the net assets of the fund.

The Growth Fund of America	15

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The open forward currency contracts shown are generally indicative of the level of activity over the prior 12-month period.

					Unrealized
					appreciation
			Contract amount		(depreciation)
			Receive	Deliver	at 8/31/2013
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Euros	9/16/2013	HSBC Bank	$8,551	€6,450	$ 26
Japanese yen	9/17/2013	UBS AG	$236,311	¥23,200,000	3
Japanese yen	9/24/2013	Barclays Bank PLC	$128,134	¥12,500,000	810
Japanese yen	10/1/2013	Bank of New York Mellon	$143,369	¥14,000,000	761
Swiss francs	9/13/2013	Citibank	$14,233	CHF13,325	(90)
					$1,510

Investment in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended August 31, 2013, appear below.

						Value
					Dividend	of affiliates
	Beginning			Ending	income	at 8/31/2013
	shares	Additions	Reductions	shares	(000)	(000)
Gilead Sciences, Inc.[1]	48,457,166	55,171,634	22,522,600	81,106,200	$—	$4,888,271
EOG Resources, Inc.	13,837,152	1,034,385	82,300	14,789,237	10,502	2,322,650
FMC Technologies, Inc.[1]	15,179,100	1,300,000	—	16,479,100	—	883,774
Avago Technologies Ltd.	14,517,620	2,745,200	—	17,262,820	11,632	664,791
Edwards Lifesciences Corp.[1]	8,408,109	1,349,050	574,459	9,182,700	—	646,278
BioMarin Pharmaceutical Inc.[1]	6,512,500	3,908,893	1,895,700	8,525,693	—	558,177
Rackspace Hosting, Inc.[1]	4,470,000	6,185,800	457,600	10,198,200	—	457,083
Celanese Corp., Series A	10,160,000	—	1,285,000	8,875,000	3,727	437,005
Hologic, Inc.[1]	4,595,000	11,956,960	—	16,551,960	—	353,219
Oshkosh Corp.[1]	—	4,368,000	—	4,368,000	—	196,211
Alexion Pharmaceuticals, Inc.[1,5]	9,250,000	512,000	—	9,762,000	—	—
Aon PLC, Class A5	18,142,995	—	15,249,995	2,893,000	6,161	—
Crown Castle International Corp.[1,5]	18,177,430	490,000	5,157,800	13,509,630	—	—
Flextronics International Ltd.[1,5]	34,040,464	—	16,746,548	17,293,916	—	—
Illumina, Inc.[1,5]	7,246,900	—	1,109,699	6,137,201	—	—
KBR, Inc.[5]	7,401,289	4,150,000	6,781,411	4,769,878	2,349	—
lululemon athletica inc.[1,5]	3,332,100	4,305,660	5,762,760	1,875,000	—	—
Southwestern Energy Co.[1,5]	16,930,000	1,200,000	7,805,000	10,325,000	—	—
Virgin Media Inc.[5]	18,635,400	—	18,635,400	—	—	—
					$34,371	$11,407,459

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $11,594,648,000, which represented 9.39% of the net assets of the fund. This amount includes $11,569,383,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $2,390,908,000, which represented 1.94% of the net assets of the fund.
[5]	Unaffiliated issuer at 8/31/2013.

Key to abbreviation and symbols

CHF = Swiss francs

€ = Euros

¥ = Japanese yen

See Notes to Financial Statements

16	The Growth Fund of America

Financial statements

Statement of assets and liabilities at August 31, 2013	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $74,918,487)	$112,417,383
Affiliated issuers (cost: $5,673,055)	11,407,459	$123,824,842
Cash denominated in currencies other than U.S. dollars (cost: $17,585)		17,585
Cash		120
Unrealized appreciation on open forward currency contracts		1,600
Receivables for:
Sales of investments	155,639
Sales of fund’s shares	103,723
Dividends and interest	118,667	378,029
		124,222,176
Liabilities:
Unrealized depreciation on open forward currency contracts		90
Payables for:
Purchases of investments	461,998
Repurchases of fund’s shares	156,968
Investment advisory services	29,711
Services provided by related parties	76,085
Trustees’ deferred compensation	4,949
Other	1,237	730,948
Net assets at August 31, 2013		$123,491,138

Net assets consist of:
Capital paid in on shares of beneficial interest		$72,395,582
Undistributed net investment income		259,434
Undistributed net realized gain		7,601,363
Net unrealized appreciation		43,234,759
Net assets at August 31, 2013		$123,491,138

(dollars and shares in thousands, except per share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (3,109,519 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$62,601,708	1,567,729	$39.93
Class B	1,168,156	30,266	38.60
Class C	5,985,517	156,416	38.27
Class F-1	11,180,338	281,697	39.69
Class F-2	4,358,447	109,093	39.95
Class 529-A	4,662,981	117,575	39.66
Class 529-B	195,459	5,072	38.54
Class 529-C	1,187,744	30,904	38.43
Class 529-E	217,171	5,520	39.34
Class 529-F-1	156,686	3,953	39.64
Class R-1	483,253	12,508	38.64
Class R-2	2,276,523	58,596	38.85
Class R-3	7,769,397	197,531	39.33
Class R-4	7,168,640	180,654	39.68
Class R-5	5,272,928	131,956	39.96
Class R-6	8,806,190	220,049	40.02

See Notes to Financial Statements

The Growth Fund of America	17

Statement of operations for the year ended August 31, 2013	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $32,274; also includes $34,371 from affiliates)	$1,523,960
Interest	21,853	$1,545,813
Fees and expenses*:
Investment advisory services	332,098
Distribution services	341,826
Transfer agent services	163,110
Administrative services	35,039
Reports to shareholders	5,029
Registration statement and prospectus	1,392
Trustees’ compensation	1,273
Auditing and legal	216
Custodian	2,987
Other	6,235	889,205
Net investment income		656,608

Net realized gain and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $8; also includes $982,192 net gain from affiliates)	11,575,913
Forward currency contracts	(13,509)
Currency transactions	(3,290)	11,559,114
Net unrealized appreciation on:
Investments	11,845,780
Forward currency contracts	1,510
Currency translations	468	11,847,758
Net realized gain and unrealized appreciation on investments, forward currency contracts and currency		23,406,872

Net increase in net assets resulting from operations		$24,063,480

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
	(dollars in thousands)

	Year ended August 31
	2013	2012
Operations:
Net investment income	$656,608	$768,290
Net realized gain on investments, forward currency contracts and currency transactions	11,559,114	4,493,906
Net unrealized appreciation on investments, forward currency contracts and currency translations	11,847,758	9,613,541
Net increase in net assets resulting from operations	24,063,480	14,875,737

Dividends paid to shareholders from net investment income	(865,227)	(884,496)

Net capital share transactions	(14,480,750)	(36,704,124)

Total increase (decrease) in net assets	8,717,503	(22,712,883)

Net assets:
Beginning of year	114,773,635	137,486,518
End of year (including undistributed net investment income: $259,434 and $471,519, respectively)	$123,491,138	$114,773,635

See Notes to Financial Statements

18	The Growth Fund of America

Notes to financial statements

1. Organization

The Growth Fund of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund invests in a wide range of companies that appear to offer superior opportunities for growth of capital. Effective May 1, 2013, the fund reorganized from a Maryland corporation to a Delaware statutory trust in accordance with a proposal approved by shareholders on December 23, 2009.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None

* Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

The Growth Fund of America	19

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights

20	The Growth Fund of America

on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of August 31, 2013 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$20,985,640	$1,933,123	$—	$22,918,763
Information technology	18,497,308	2,048,866	—	20,546,174
Health care	19,779,116	350,698	—	20,129,814
Energy	11,588,606	503,282	25,254	12,117,142
Financials	8,569,601	895,096	—	9,464,697
Industrials	7,866,432	1,114,124	—	8,980,556
Consumer staples	4,702,289	1,097,415	—	5,799,704
Materials	2,328,909	594,667	—	2,923,576
Telecommunication services	937,839	1,654,306	6	2,592,151
Utilities	113,189	—	—	113,189
Miscellaneous	4,667,679	1,377,806	—	6,045,485
Warrants	212,095	—	5	212,100
Convertible securities	—	70,848	—	70,848
Bonds, notes & other debt instruments	—	203,739	—	203,739
Short-term securities	—	11,706,904	—	11,706,904
Total	$100,248,703	$23,550,874	$25,265	$123,824,842

*	Securities with a value of $9,182,096,000, which represented 7.44% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

The Growth Fund of America	21

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$1,600	$—	$1,600
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(90)	—	(90)
Total	$—	$1,510	$—	$1,510

†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

22	The Growth Fund of America

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

Collateral — To reduce the risk to counterparties of forward currency contracts, the fund has entered into a collateral program with certain counterparties. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2013, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2009, by state tax authorities for tax years before 2008 and by tax authorities outside the U.S. for tax years before 2006.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes

During the year ended August 31, 2013, the fund reclassified $3,297,000 from undistributed net investment income to undistributed net realized gain; and reclassified $169,000 from undistributed net investment income and $531,431,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting. The fund also utilized capital loss carryforward of $2,526,373,000.

As of August 31, 2013, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$265,507
Undistributed long-term capital gains	7,818,803
Gross unrealized appreciation on investment securities	44,407,925
Gross unrealized depreciation on investment securities	(1,391,678)
Net unrealized appreciation on investment securities	43,016,247
Cost of investment securities	80,808,595

The Growth Fund of America	23

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended August 31
Share class	2013	2012
Class A	$460,637	$405,819
Class B	—	—
Class C	1,750	—
Class F-1	86,604	87,419
Class F-2	41,950	33,344
Class 529-A	31,604	25,030
Class 529-B	—	—
Class 529-C	645	—
Class 529-E	1,056	767
Class 529-F-1	1,305	1,045
Class R-1	153	—
Class R-2	3,112	—
Class R-3	35,811	34,926
Class R-4	54,792	85,157
Class R-5	59,533	96,087
Class R-6	86,275	114,902
Total	$865,227	$884,496

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.500% on the first $1 billion of daily net assets and decreasing to 0.233% on such assets in excess of $210 billion. For the year ended August 31, 2013, the investment advisory services fee was $332,098,000, which was equivalent to an annualized rate of 0.280% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2013, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

24	The Growth Fund of America

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

For the year ended August 31, 2013, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent	Administrative	529 plan
Share class	services	services	services	services
Class A	$140,614	$98,312	$5,916	Not applicable
Class B	13,225	2,294	Not applicable	Not applicable
Class C	58,644	9,688	2,940	Not applicable
Class F-1	27,742	14,174	5,582	Not applicable
Class F-2	Not applicable	3,809	1,905	Not applicable
Class 529-A	9,247	5,078	2,141	$4,210
Class 529-B	2,140	289	108	212
Class 529-C	11,016	1,399	555	1,091
Class 529-E	1,005	168	101	198
Class 529-F-1	—	153	86	139
Class R-1	4,780	503	240	Not applicable
Class R-2	16,568	6,507	1,117	Not applicable
Class R-3	38,404	10,909	3,868	Not applicable
Class R-4	18,441	7,163	3,714	Not applicable
Class R-5	Not applicable	2,629	2,738	Not applicable
Class R-6	Not applicable	35	4,028	Not applicable
Total class-specific expenses	$341,826	$163,110	$35,039	$5,850

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,273,000, shown on the accompanying financial statements, includes $392,000 in current fees (either paid in cash or deferred) and a net increase of $881,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

The Growth Fund of America	25

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended August 31, 2013

Class A	$4,492,422	122,892	$451,232	13,079	$(9,332,251)	(258,414)	$(4,388,597)	(122,443)
Class B	13,799	392	—	—	(614,447)	(17,570)	(600,648)	(17,178)
Class C	505,548	14,285	1,694	51	(1,414,883)	(40,536)	(907,641)	(26,200)
Class F-1	1,673,543	45,834	84,930	2,476	(4,051,727)	(113,863)	(2,293,254)	(65,553)
Class F-2	1,762,467	50,183	38,930	1,130	(1,058,403)	(29,172)	742,994	22,141
Class 529-A	487,981	13,489	31,589	922	(511,469)	(14,104)	8,101	307
Class 529-B	3,184	89	—	—	(87,389)	(2,499)	(84,205)	(2,410)
Class 529-C	125,360	3,560	645	19	(161,130)	(4,566)	(35,125)	(987)
Class 529-E	21,404	597	1,056	31	(26,386)	(732)	(3,926)	(104)
Class 529-F-1	31,035	854	1,304	38	(28,006)	(772)	4,333	120
Class R-1	51,840	1,452	153	5	(159,190)	(4,606)	(107,197)	(3,149)
Class R-2	449,759	12,665	3,110	92	(794,993)	(22,549)	(342,124)	(9,792)
Class R-3	1,197,017	33,228	35,719	1,049	(2,896,115)	(81,919)	(1,663,379)	(47,642)
Class R-4	1,136,740	31,443	54,759	1,598	(3,577,592)	(100,915)	(2,386,093)	(67,874)
Class R-5	868,262	23,625	59,353	1,723	(3,035,036)	(85,729)	(2,107,421)	(60,381)
Class R-6	2,637,427	72,034	86,216	2,499	(3,040,211)	(83,759)	(316,568)	(9,226)
Total net increase (decrease)	$15,457,788	426,622	$850,690	24,712	$(30,789,228)	(861,705)	$(14,480,750)	(410,371)

Year ended August 31, 2012

Class A	$4,056,002	132,752	$396,549	13,933	$(12,449,147)	(409,483)	$(7,996,596)	(262,798)
Class B	18,334	621	—	—	(941,726)	(32,105)	(923,392)	(31,484)
Class C	344,694	11,701	—	—	(1,826,411)	(62,463)	(1,481,717)	(50,762)
Class F-1	1,569,854	51,387	85,810	3,033	(4,685,153)	(155,576)	(3,029,489)	(101,156)
Class F-2	468,120	15,316	29,280	1,030	(1,705,637)	(56,440)	(1,208,237)	(40,094)
Class 529-A	437,279	14,429	25,020	884	(413,594)	(13,610)	48,705	1,703
Class 529-B	3,392	115	—	—	(105,825)	(3,606)	(102,433)	(3,491)
Class 529-C	111,493	3,782	—	—	(148,414)	(5,033)	(36,921)	(1,251)
Class 529-E	19,359	646	767	27	(23,332)	(776)	(3,206)	(103)
Class 529-F-1	25,480	843	1,045	37	(21,798)	(716)	4,727	164
Class R-1	60,061	2,037	—	—	(182,869)	(6,219)	(122,808)	(4,182)
Class R-2	451,015	15,168	—	—	(861,004)	(29,009)	(409,989)	(13,841)
Class R-3	1,182,793	39,448	34,831	1,241	(5,075,759)	(170,102)	(3,858,135)	(129,413)
Class R-4	1,511,447	50,226	85,127	3,013	(9,641,535)	(319,950)	(8,044,961)	(266,711)
Class R-5	1,456,386	48,366	95,857	3,374	(7,494,604)	(248,104)	(5,942,361)	(196,364)
Class R-6	2,664,486	88,730	114,760	4,034	(6,376,557)	(206,751)	(3,597,311)	(113,987)
Total net increase (decrease)	$14,380,195	475,567	$869,046	30,606	$(51,953,365)	(1,719,943)	$(36,704,124)	(1,213,770)

* Includes exchanges between share classes of the fund.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $29,057,920,000 and $44,825,873,000, respectively, during the year ended August 31, 2013.

26	The Growth Fund of America

Financial highlights

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[3]	Ratio of net income (loss) to average net assets[3]
Class A:
Year ended 8/31/2013	$32.80	$.22	$7.19	$7.41	$(.28)	$39.93	22.74%	$62,602	.70%	.70%	.60%
Year ended 8/31/2012	29.23	.20	3.59	3.79	(.22)	32.80	13.07	55,441	.71	.71	.66
Year ended 8/31/2011	25.53	.20	3.75	3.95	(.25)	29.23	15.42	57,082	.68	.68	.67
Year ended 8/31/2010	24.93	.21	.60	.81	(.21)	25.53	3.20	57,890	.69	.69	.76
Year ended 8/31/2009	30.61	.22	(5.67)	(5.45)	(.23)	24.93	(17.59)	61,587	.76	.75	1.00
Class B:
Year ended 8/31/2013	31.69	(.05)	6.96	6.91	—	38.60	21.81	1,168	1.46	1.46	(.14)
Year ended 8/31/2012	28.23	(.03)	3.49	3.46	—	31.69	12.26	1,503	1.46	1.46	(.10)
Year ended 8/31/2011	24.65	(.03)	3.61	3.58	—	28.23	14.52	2,228	1.43	1.43	(.09)
Year ended 8/31/2010	24.08	— [4]	.58	.58	(.01)	24.65	2.42	2,911	1.45	1.45	(.01)
Year ended 8/31/2009	29.44	.06	(5.41)	(5.35)	(.01)	24.08	(18.18)	4,063	1.50	1.49	.27
Class C:
Year ended 8/31/2013	31.44	(.07)	6.91	6.84	(.01)	38.27	21.76	5,986	1.50	1.50	(.20)
Year ended 8/31/2012	28.02	(.04)	3.46	3.42	—	31.44	12.21	5,741	1.49	1.49	(.13)
Year ended 8/31/2011	24.49	(.03)	3.58	3.55	(.02)	28.02	14.51	6,539	1.46	1.46	(.12)
Year ended 8/31/2010	23.96	— [4]	.57	.57	(.04)	24.49	2.38	6,959	1.47	1.47	(.02)
Year ended 8/31/2009	29.30	.06	(5.39)	(5.33)	(.01)	23.96	(18.18)	7,502	1.50	1.49	.26
Class F-1:
Year ended 8/31/2013	32.61	.21	7.15	7.36	(.28)	39.69	22.71	11,180	.71	.71	.59
Year ended 8/31/2012	29.04	.21	3.58	3.79	(.22)	32.61	13.15	11,323	.68	.68	.69
Year ended 8/31/2011	25.37	.20	3.72	3.92	(.25)	29.04	15.40	13,023	.67	.67	.67
Year ended 8/31/2010	24.78	.21	.60	.81	(.22)	25.37	3.22	14,714	.67	.67	.79
Year ended 8/31/2009	30.41	.24	(5.63)	(5.39)	(.24)	24.78	(17.52)	16,531	.69	.68	1.08
Class F-2:
Year ended 8/31/2013	32.83	.32	7.19	7.51	(.39)	39.95	23.05	4,358	.44	.44	.86
Year ended 8/31/2012	29.25	.28	3.60	3.88	(.30)	32.83	13.42	2,855	.44	.44	.93
Year ended 8/31/2011	25.55	.28	3.74	4.02	(.32)	29.25	15.69	3,717	.43	.43	.91
Year ended 8/31/2010	24.97	.28	.59	.87	(.29)	25.55	3.43	3,884	.44	.44	1.02
Year ended 8/31/2009	30.61	.26	(5.63)	(5.37)	(.27)	24.97	(17.31)	3,247	.46	.46	1.19
Class 529-A:
Year ended 8/31/2013	32.59	.19	7.15	7.34	(.27)	39.66	22.65	4,663	.77	.77	.52
Year ended 8/31/2012	29.06	.18	3.57	3.75	(.22)	32.59	13.00	3,822	.77	.77	.60
Year ended 8/31/2011	25.39	.19	3.72	3.91	(.24)	29.06	15.38	3,358	.73	.73	.62
Year ended 8/31/2010	24.81	.20	.59	.79	(.21)	25.39	3.14	2,793	.73	.73	.73
Year ended 8/31/2009	30.47	.22	(5.64)	(5.42)	(.24)	24.81	(17.60)	2,543	.77	.76	.99
Class 529-B:
Year ended 8/31/2013	31.67	(.09)	6.96	6.87	—	38.54	21.69	195	1.56	1.56	(.25)
Year ended 8/31/2012	28.25	(.06)	3.48	3.42	—	31.67	12.11	237	1.57	1.57	(.21)
Year ended 8/31/2011	24.69	(.06)	3.62	3.56	—	28.25	14.42	310	1.53	1.53	(.19)
Year ended 8/31/2010	24.14	(.02)	.59	.57	(.02)	24.69	2.36	358	1.53	1.53	(.08)
Year ended 8/31/2009	29.56	.04	(5.45)	(5.41)	(.01)	24.14	(18.28)	416	1.58	1.57	.17
Class 529-C:
Year ended 8/31/2013	31.60	(.09)	6.94	6.85	(.02)	38.43	21.69	1,188	1.56	1.56	(.26)
Year ended 8/31/2012	28.18	(.06)	3.48	3.42	—	31.60	12.14	1,008	1.56	1.56	(.19)
Year ended 8/31/2011	24.66	(.05)	3.60	3.55	(.03)	28.18	14.40	934	1.53	1.53	(.18)
Year ended 8/31/2010	24.13	(.02)	.59	.57	(.04)	24.66	2.33	811	1.53	1.53	(.07)
Year ended 8/31/2009	29.55	.04	(5.44)	(5.40)	(.02)	24.13	(18.25)	767	1.58	1.57	.18
Class 529-E:
Year ended 8/31/2013	32.33	.10	7.10	7.20	(.19)	39.34	22.36	217	1.02	1.02	.28
Year ended 8/31/2012	28.82	.10	3.54	3.64	(.13)	32.33	12.71	182	1.03	1.03	.35
Year ended 8/31/2011	25.19	.10	3.69	3.79	(.16)	28.82	15.04	165	1.01	1.01	.34
Year ended 8/31/2010	24.63	.12	.59	.71	(.15)	25.19	2.83	142	1.02	1.02	.44
Year ended 8/31/2009	30.21	.15	(5.57)	(5.42)	(.16)	24.63	(17.82)	133	1.07	1.06	.68

The Growth Fund of America	27

Financial highlights (continued)

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[3]	Ratio of net income (loss) to average net assets[3]
Class 529-F-1:
Year ended 8/31/2013	$32.57	$.27	$7.14	$7.41	$(.34)	$39.64	22.92%	$157	.56%	.56%	.74%
Year ended 8/31/2012	29.04	.25	3.56	3.81	(.28)	32.57	13.27	125	.56	.56	.81
Year ended 8/31/2011	25.38	.25	3.71	3.96	(.30)	29.04	15.56	106	.52	.52	.83
Year ended 8/31/2010	24.79	.25	.60	.85	(.26)	25.38	3.37	92	.52	.52	.94
Year ended 8/31/2009	30.46	.26	(5.64)	(5.38)	(.29)	24.79	(17.41)	79	.57	.56	1.18
Class R-1:
Year ended 8/31/2013	31.72	(.05)	6.98	6.93	(.01)	38.64	21.86	483	1.44	1.44	(.13)
Year ended 8/31/2012	28.26	(.02)	3.48	3.46	—	31.72	12.24	497	1.44	1.44	(.07)
Year ended 8/31/2011	24.72	(.03)	3.63	3.60	(.06)	28.26	14.54	561	1.43	1.43	(.09)
Year ended 8/31/2010	24.19	— [4]	.60	.60	(.07)	24.72	2.45	539	1.44	1.44	.02
Year ended 8/31/2009	29.65	.06	(5.46)	(5.40)	(.06)	24.19	(18.17)	476	1.47	1.46	.29
Class R-2:
Year ended 8/31/2013	31.91	(.02)	7.01	6.99	(.05)	38.85	21.92	2,277	1.37	1.37	(.07)
Year ended 8/31/2012	28.42	(.01)	3.50	3.49	—	31.91	12.28	2,182	1.41	1.41	(.04)
Year ended 8/31/2011	24.84	(.01)	3.64	3.63	(.05)	28.42	14.60	2,337	1.39	1.39	(.04)
Year ended 8/31/2010	24.30	.01	.59	.60	(.06)	24.84	2.44	2,327	1.41	1.41	.04
Year ended 8/31/2009	29.77	.06	(5.48)	(5.42)	(.05)	24.30	(18.17)	2,367	1.48	1.47	.27
Class R-3:
Year ended 8/31/2013	32.29	.12	7.08	7.20	(.16)	39.33	22.38	7,769	.98	.98	.33
Year ended 8/31/2012	28.74	.11	3.55	3.66	(.11)	32.29	12.78	7,916	.98	.98	.38
Year ended 8/31/2011	25.12	.11	3.68	3.79	(.17)	28.74	15.06	10,765	.97	.97	.38
Year ended 8/31/2010	24.55	.13	.60	.73	(.16)	25.12	2.94	11,422	.97	.97	.48
Year ended 8/31/2009	30.11	.16	(5.56)	(5.40)	(.16)	24.55	(17.78)	11,477	.99	.98	.76
Class R-4:
Year ended 8/31/2013	32.56	.23	7.14	7.37	(.25)	39.68	22.77	7,169	.68	.68	.63
Year ended 8/31/2012	28.99	.20	3.57	3.77	(.20)	32.56	13.10	8,093	.69	.69	.66
Year ended 8/31/2011	25.33	.20	3.71	3.91	(.25)	28.99	15.40	14,937	.68	.68	.66
Year ended 8/31/2010	24.75	.21	.60	.81	(.23)	25.33	3.20	16,442	.68	.68	.77
Year ended 8/31/2009	30.38	.23	(5.62)	(5.39)	(.24)	24.75	(17.53)	15,985	.70	.69	1.04
Class R-5:
Year ended 8/31/2013	32.82	.34	7.18	7.52	(.38)	39.96	23.11	5,273	.39	.39	.92
Year ended 8/31/2012	29.24	.29	3.60	3.89	(.31)	32.82	13.48	6,312	.39	.39	.97
Year ended 8/31/2011	25.54	.29	3.74	4.03	(.33)	29.24	15.75	11,366	.38	.38	.96
Year ended 8/31/2010	24.94	.29	.60	.89	(.29)	25.54	3.51	12,874	.39	.39	1.07
Year ended 8/31/2009	30.66	.30	(5.69)	(5.39)	(.33)	24.94	(17.30)	14,023	.40	.40	1.36
Class R-6:
Year ended 8/31/2013	32.87	.35	7.21	7.56	(.41)	40.02	23.19	8,806	.34	.34	.96
Year ended 8/31/2012	29.30	.31	3.60	3.91	(.34)	32.87	13.52	7,537	.34	.34	1.02
Year ended 8/31/2011	25.60	.31	3.74	4.05	(.35)	29.30	15.78	10,059	.33	.33	1.02
Year ended 8/31/2010	24.97	.31	.60	.91	(.28)	25.60	3.58	6,061	.34	.34	1.16
Period from 5/1/2009 to 8/31/2009[5]	21.68	.09	3.20	3.29	—	24.97	15.17	2,134	.14	.14	.38

	Year ended August 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	27%	18%	34%	33%	38%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers from CRMC. During one of the periods shown, CRMC reduced fees for investment advisory services.
[4]	Amount less than $.01.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.

See Notes to Financial Statements

28	The Growth Fund of America

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Growth Fund of America:

We have audited the accompanying statement of assets and liabilities of The Growth Fund of America (the “Fund”), including the summary investment portfolio, as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Growth Fund of America as of August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
October 8, 2013

The Growth Fund of America	29

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2013, through August 31, 2013).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	The Growth Fund of America

	Beginning account value 3/1/2013	Ending account value 8/31/2013	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$1,106.42	$3.66	.69%
Class A — assumed 5% return	1,000.00	1,021.73	3.52	.69
Class B — actual return	1,000.00	1,102.53	7.68	1.45
Class B — assumed 5% return	1,000.00	1,017.90	7.38	1.45
Class C — actual return	1,000.00	1,102.25	7.90	1.49
Class C — assumed 5% return	1,000.00	1,017.69	7.58	1.49
Class F-1 — actual return	1,000.00	1,106.48	3.88	.73
Class F-1 — assumed 5% return	1,000.00	1,021.53	3.72	.73
Class F-2 — actual return	1,000.00	1,107.89	2.28	.43
Class F-2 — assumed 5% return	1,000.00	1,023.04	2.19	.43
Class 529-A — actual return	1,000.00	1,105.96	4.09	.77
Class 529-A — assumed 5% return	1,000.00	1,021.32	3.92	.77
Class 529-B — actual return	1,000.00	1,101.78	8.26	1.56
Class 529-B — assumed 5% return	1,000.00	1,017.34	7.93	1.56
Class 529-C — actual return	1,000.00	1,101.79	8.21	1.55
Class 529-C — assumed 5% return	1,000.00	1,017.39	7.88	1.55
Class 529-E — actual return	1,000.00	1,104.75	5.36	1.01
Class 529-E — assumed 5% return	1,000.00	1,020.11	5.14	1.01
Class 529-F-1 — actual return	1,000.00	1,107.26	2.92	.55
Class 529-F-1 — assumed 5% return	1,000.00	1,022.43	2.80	.55
Class R-1 — actual return	1,000.00	1,102.44	7.63	1.44
Class R-1 — assumed 5% return	1,000.00	1,017.95	7.32	1.44
Class R-2 — actual return	1,000.00	1,102.76	7.26	1.37
Class R-2 — assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class R-3 — actual return	1,000.00	1,104.78	5.20	.98
Class R-3 — assumed 5% return	1,000.00	1,020.27	4.99	.98
Class R-4 — actual return	1,000.00	1,106.52	3.61	.68
Class R-4 — assumed 5% return	1,000.00	1,021.78	3.47	.68
Class R-5 — actual return	1,000.00	1,108.17	2.07	.39
Class R-5 — assumed 5% return	1,000.00	1,023.24	1.99	.39
Class R-6 — actual return	1,000.00	1,108.59	1.81	.34
Class R-6 — assumed 5% return	1,000.00	1,023.49	1.73	.34

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

The Growth Fund of America	31

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2013:

Long-term capital gains	$531,431,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$3,054,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2014, to determine the calendar year amounts to be included on their 2013 tax returns. Shareholders should consult their tax advisors.

32	The Growth Fund of America

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2014. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of pursuing growth of capital. They compared the fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and market data such as relevant market and fund indexes, over various periods through March 31, 2013. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper Growth Funds Index, the Lipper Large Cap Core Funds Index, the Lipper Large-Cap Growth Funds Index, and the S&P 500 Index. They noted that the investment results of the fund generally compared favorably to those of these four indexes for the lifetime period, the 20-year period, and the 10-year period and were mixed for shorter periods. The board and the committee concluded that the fund’s investment results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Large Cap Growth Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

The Growth Fund of America	33

4. Ancillary benefits

The board and the committee considered a variety of other benefits CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

34	The Growth Fund of America

Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex[3] overseen by trustee	Other directorships[4] held by trustee

Ronald P. Badie, 70	2008	Retired; former Vice Chairman, Deutsche Bank Alex. Brown	3	Amphenol Corporation; Nautilus, Inc.

Joseph C. Berenato, 67 Chairman of the Board (Independent and Non-Executive)	2003	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	6	Ducommun Incorporated

Louise H. Bryson, 69	2008	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network; former Executive Vice President and General Manager, Lifetime Movie Network	7	None

Robert J. Denison, 72	2005	Chair, First Security Management (private investment)	6	None

Mary Anne Dolan, 66	2010	Founder and President, MAD Ink (communications company)	10	None

John G. Freund, 59	2010	Founder and Managing Director, Skyline Ventures (venture capital investor in health care companies)	3	Mako Surgical Corporation; Tetraphase Pharmaceuticals, Inc.; XenoPort, Inc.

Leonade D. Jones, 65	1993	Retired; former Treasurer, The Washington Post Company (1987–1996)	10	None

William H. Kling, 71	2010	President Emeritus, American Public Media	10	None

Christopher E. Stone, 57	2010	President, Open Society Foundations; former Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University	6	None

Robert A. Fox and John G. McDonald have retired from the board. Mr. Fox was first elected a trustee of the fund in 1970 and Prof. McDonald in 1976. The trustees thank Mr. Fox and Prof. McDonald for their dedication and service to the fund.

“Interested” trustees5,6

Name, age and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex[3] overseen by trustee	Other directorships[4] held by trustee

James F. Rothenberg, 67 Vice Chairman of the Board	1997	Director, Capital Research and Management Company; Director, American Funds Distributors, Inc.;[7] Director and Chair, The Capital Group Companies, Inc.[7]	2	None

Donald D. O’Neal, 53 President	1995	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	25	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

The Growth Fund of America	35

Other officers6

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund

Michael T. Kerr, 54 Executive Vice President	1998	Senior Vice President – Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]

Paul F. Roye, 59 Executive Vice President	2012	Senior Vice President – Fund Business Management Group, Capital Research and Management Company; Chief Legal Officer, Capital Research and Management Company; Director, American Funds Service Company[7]

Gregg E. Ireland, 63 Senior Vice President	2008	Senior Vice President – Capital World Investors, Capital Research and Management Company

Bradley J. Vogt, 48 Senior Vice President	1999	Director, Capital Research and Management Company; Chairman, Capital Research Company;[7] Senior Vice President – Capital Research Global Investors, Capital Research and Management Company; Director, American Funds Distributors, Inc.[7]

Brad A. Barrett, 35 Vice President	2010	Senior Vice President – Capital Research Global Investors, Capital Research Company[7]

Walter R. Burkley, 47 Vice President	2010	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company

Barry S. Crosthwaite, 55 Vice President	2010	Senior Vice President – Capital Research Global Investors, Capital Research and Management Company; Director, American Funds Service Company[7]

Martin Romo, 46 Vice President	2010	Director, Capital Research and Management Company; Senior Vice President – Capital World Investors, Capital Research and Management Company; President and Director, Capital Research Company[7]

Patrick F. Quan, 55 Secretary	1986–1998 2000	Vice President – Fund Business Management Group, Capital Research and Management Company

Jeffrey P. Regal, 42 Treasurer	2006	Vice President – Fund Business Management Group, Capital Research and Management Company

Julie E. Lawton, 40 Assistant Secretary	2010	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company

Dori Laskin, 62 Assistant Treasurer	2011	Vice President – Fund Business Management Group, Capital Research and Management Company

Neal F. Wellons, 42 Assistant Treasurer	2010	Vice President – Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Reflects funds managed by Capital Research and Management Company, including the American Funds; American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® which is available through tax-favored retirement plans and IRAs; American Funds Portfolio Series;SM and American Funds College Target Date Series.SM
[4]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the officers listed, except Mr. Barrett, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

36	The Growth Fund of America

Office of the fund

One Market

Steuart Tower, Suite 2000

San Francisco, CA 94105-1409

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive

Irvine, CA 92618

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel

K&L Gates LLP

Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2013, portfolio of The Growth Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Growth Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Growth Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2013, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 25 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 63% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2012.
[2]	Based on Class A share results for rolling periods through December 31, 2012. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
[3]	Based on management fees for the 20-year period ended December 31, 2012, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 2000, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Christopher E. Stone, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2012	$94,000
2013	$100,000

b) Audit-Related Fees:
2012	$45,000
2013	$28,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2012	$17,000
2013	$22,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2012	None
2013	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2012	$1,151,000
2013	$1,011,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2012	$39,000
2013	$28,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2012	$2,000
2013	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,756,000 for fiscal year 2012 and $1,490,000 for fiscal year 2013. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Growth Fund of America® Investment portfolio August 31, 2013

Common stocks 90.40%
		Value
Consumer discretionary 18.56%	Shares	(000)

Amazon.com, Inc.[1]	15,582,600	$4,378,399
Home Depot, Inc.	38,315,200	2,854,099
Comcast Corp., Class A	38,380,578	1,615,439
Comcast Corp., Class A, special nonvoting shares	14,000,000	570,360
NIKE, Inc., Class B	24,400,000	1,532,808
Twenty-First Century Fox, Inc., Class A	44,794,200	1,403,402
Las Vegas Sands Corp.	13,622,000	767,600
General Motors Co.[1]	17,542,600	597,852
Tesla Motors, Inc.[1]	3,145,300	531,556
YUM! Brands, Inc.	7,575,000	530,401
Johnson Controls, Inc.	12,560,000	509,057
Time Warner Inc.	8,260,000	499,978
CBS Corp., Class B	9,560,000	488,516
Liberty Media Corp., Class A1	3,391,290	462,843
DIRECTV[1]	7,950,000	462,531
Naspers Ltd., Class N2	4,275,000	352,757
Toyota Motor Corp.[2]	5,320,000	321,377
Walt Disney Co.	4,655,000	283,164
AutoNation, Inc.[1]	6,000,000	280,440
priceline.com Inc.[1]	267,000	250,588
Lowe's Companies, Inc.	5,400,000	247,428
Marriott International, Inc., Class A	6,143,059	245,661
Sands China Ltd.[2]	42,640,800	244,164
Liberty Global PLC, Class A1	3,087,929	239,870
Time Warner Cable Inc.	1,870,000	200,744
Wynn Resorts, Ltd.	1,395,000	196,751
Viacom Inc., Class B	2,382,000	189,512
Industria de Diseño Textil, SA2	1,370,000	181,118
BorgWarner Inc.	1,800,000	173,844
Toll Brothers, Inc.[1]	5,625,000	172,181
Fast Retailing Co., Ltd.[2]	525,000	168,952
Starbucks Corp.	2,000,000	141,040
lululemon athletica inc.[1]	1,875,000	132,825
Bayerische Motoren Werke AG2	1,385,500	130,567
Expedia, Inc.	2,777,000	129,853
Tiffany & Co.	1,640,000	126,460
Harley-Davidson, Inc.	2,028,500	121,669
D.R. Horton, Inc.	6,685,000	119,327
Volkswagen AG, nonvoting preferred[2]	505,000	114,835
Darden Restaurants, Inc.	2,443,000	112,891
Nordstrom, Inc.	2,025,000	112,853
Daimler AG2	1,543,000	105,859
Weight Watchers International, Inc.	2,780,000	99,913
Mattel, Inc.	2,420,000	98,010
Carnival Corp., units	2,000,000	72,180
Swatch Group Ltd, non-registered shares[2]	120,000	68,994
Common stocks
		Value
Consumer discretionary (continued)	Shares	(000)

Burberry Group PLC[2]	2,725,000	$ 64,780
Li & Fung Ltd.[2]	34,030,000	50,000
British Sky Broadcasting Group PLC[2]	3,705,000	48,193
Nikon Corp.[2]	2,538,700	42,607
Hyundai Motor Co.[2]	170,000	37,925
Ctrip.com International, Ltd. (ADR)[1]	730,000	33,595
Wynn Macau, Ltd.[2]	329,200	995
		22,918,763
Information technology 16.64%

Google Inc., Class A1	4,666,000	3,951,635
Microsoft Corp.	58,446,000	1,952,096
Oracle Corp.	44,935,000	1,431,629
ASML Holding NV (New York registered)	8,767,040	763,259
ASML Holding NV2	4,042,648	354,292
Texas Instruments Inc.	22,414,000	856,215
Accenture PLC, Class A	9,250,000	668,312
Avago Technologies Ltd.[3]	17,262,820	664,791
salesforce.com, inc.[1]	13,452,724	660,932
Visa Inc., Class A	3,755,000	654,947
Intuit Inc.	9,695,000	615,923
Apple Inc.	1,160,000	564,978
Adobe Systems Inc.[1]	11,172,800	511,156
Rackspace Hosting, Inc.[1,3]	10,198,200	457,083
Murata Manufacturing Co., Ltd.[2]	6,599,300	450,427
Baidu, Inc., Class A (ADR)[1]	3,209,000	434,916
Motorola Solutions, Inc.	7,500,000	420,075
Taiwan Semiconductor Manufacturing Co. Ltd.[2]	90,521,000	300,406
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	4,725,000	78,246
Facebook, Inc., Class A1	8,957,220	369,754
Samsung Electronics Co. Ltd.[2]	284,000	348,583
Altera Corp.	8,500,000	298,945
EMC Corp.	11,410,000	294,150
KLA-Tencor Corp.	5,000,000	275,750
Concur Technologies, Inc.[1]	2,800,000	273,616
Broadcom Corp., Class A	9,233,000	233,226
Automatic Data Processing, Inc.	3,235,000	230,203
LinkedIn Corp., Class A1	922,000	221,317
Linear Technology Corp.	5,215,000	199,891
Gemalto NV2	1,690,000	194,479
Mail.Ru Group Ltd. (GDR)[2]	4,665,910	152,326
Mail.Ru Group Ltd. (GDR)[2,4]	860,490	28,092
TE Connectivity Ltd.	3,573,000	175,077
MasterCard Inc., Class A	265,000	160,611
Flextronics International Ltd.[1]	17,293,916	155,299
Amphenol Corp., Class A	2,004,000	151,843
Hexagon AB, Class B2	5,191,102	148,854
International Business Machines Corp.	800,000	145,816
NetSuite Inc.[1]	1,304,859	129,742
Maxim Integrated Products, Inc.	3,910,100	108,877
National Instruments Corp.	3,135,000	86,996
Dolby Laboratories, Inc., Class A	2,650,000	83,289
FactSet Research Systems, Inc.	765,000	78,298
Nintendo Co., Ltd.[2]	600,000	67,516
Common stocks
		Value
Information technology (continued)	Shares	(000)

Nokia Corp. (ADR)[1]	13,089,474	$ 51,049
Nokia Corp.[1,2]	1,000,000	3,891
MercadoLibre, Inc.	350,000	41,542
Analog Devices, Inc.	787,559	36,448
Compuware Corp.	878,700	9,376
		20,546,174
Health care 16.30%

Gilead Sciences, Inc.[1,3]	81,106,200	4,888,271
UnitedHealth Group Inc.	27,406,000	1,966,106
Allergan, Inc.	12,407,900	1,096,610
Alexion Pharmaceuticals, Inc.[1]	9,762,000	1,051,953
Express Scripts Holding Co.[1]	14,910,000	952,451
Regeneron Pharmaceuticals, Inc.[1]	3,738,861	905,963
Amgen Inc.	8,149,600	887,817
Biogen Idec Inc.[1]	4,112,000	875,938
Vertex Pharmaceuticals Inc.[1]	11,012,800	827,612
Edwards Lifesciences Corp.[1,3]	9,182,700	646,278
BioMarin Pharmaceutical Inc.[1,3]	8,525,693	558,177
St. Jude Medical, Inc.	10,385,000	523,508
Illumina, Inc.[1]	6,137,201	477,720
Intuitive Surgical, Inc.[1]	1,191,700	460,616
Merck & Co., Inc.	9,617,700	454,821
Thermo Fisher Scientific Inc.	4,189,300	372,136
Stryker Corp.	5,407,616	361,715
Hologic, Inc.[1,3]	16,551,960	353,219
Bristol-Myers Squibb Co.	7,500,000	312,675
Boston Scientific Corp.[1]	28,584,400	302,423
Grifols, SA, Class B (ADR)	4,628,000	140,182
Grifols, SA, Class A, non-registered shares[2]	3,210,530	128,932
Grifols, SA, Class B, non-registered shares[2]	761,185	23,459
Humana Inc.	2,588,000	238,303
Aetna Inc.	3,450,000	218,696
Baxter International Inc.	2,844,100	197,836
Forest Laboratories, Inc.[1]	4,110,000	174,798
Incyte Corp.[1]	4,394,700	148,936
Zimmer Holdings, Inc.	1,780,000	140,780
Pharmacyclics, Inc.[1]	1,223,022	136,367
Celgene Corp.[1]	765,890	107,209
Novo Nordisk A/S, Class B2	600,000	100,227
Fresenius SE & Co. KGaA[2]	815,000	98,080
		20,129,814
Energy 9.81%

EOG Resources, Inc.[3]	14,789,237	2,322,650
Schlumberger Ltd.	11,285,000	913,408
FMC Technologies, Inc.[1,3]	16,479,100	883,774
Noble Energy, Inc.	14,153,000	869,419
Pioneer Natural Resources Co.	4,805,000	840,731
Suncor Energy Inc.	19,162,520	645,846
Apache Corp.	6,985,000	598,475
Concho Resources Inc.[1]	4,287,506	413,787
Southwestern Energy Co.[1]	10,325,000	394,415
Cobalt International Energy, Inc.[1]	14,716,200	359,075
Common stocks
		Value
Energy (continued)	Shares	(000)

Canadian Natural Resources, Ltd.	10,470,000	$ 319,478
Baker Hughes Inc.	6,767,000	314,598
Devon Energy Corp.	5,459,900	311,706
Technip SA2	2,670,000	309,959
Enbridge Inc.	6,795,000	278,625
Kinder Morgan, Inc.	7,257,400	275,273
Core Laboratories NV	1,755,000	265,900
CONSOL Energy Inc.	7,235,000	225,949
Murphy Oil Corp.	3,256,000	219,519
Pacific Rubiales Energy Corp.	9,528,800	180,299
Royal Dutch Shell PLC, Class B (ADR)	2,520,000	169,218
BG Group PLC[2]	8,025,000	152,594
Tourmaline Oil Corp.[1]	3,004,400	116,091
Ultra Petroleum Corp.[1]	5,606,000	116,044
Chevron Corp.	935,000	112,602
Petróleo Brasileiro SA – Petrobras, preferred nominative (ADR)	3,570,000	50,908
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	3,589,200	48,526
Denbury Resources Inc.[1]	4,962,500	85,802
BP PLC (ADR)	1,138,700	47,028
BP PLC[2]	3,800,000	26,206
Cameron International Corp.[1]	1,054,000	59,857
Cimarex Energy Co.	645,700	54,116
Talisman Energy Inc.	3,250,000	34,840
Oceaneering International, Inc.	433,800	33,654
Range Resources Corp.	360,000	26,993
Laricina Energy Ltd.[1,2,5]	950,000	25,254
Ophir Energy PLC[1,2]	2,905,902	14,523
		12,117,142
Financials 7.66%

Bank of America Corp.	70,000,000	988,400
Citigroup Inc.	18,229,500	881,032
Goldman Sachs Group, Inc.	5,469,696	832,105
Wells Fargo & Co.	17,972,178	738,297
Charles Schwab Corp.	21,440,100	447,669
ACE Ltd.	4,522,100	396,679
Legal & General Group PLC[2]	114,984,892	332,863
American Express Co.	4,480,000	322,157
American International Group, Inc.[1]	6,800,000	315,928
CME Group Inc., Class A	4,442,419	315,900
JPMorgan Chase & Co.	6,098,712	308,168
AIA Group Ltd.[2]	67,400,000	294,727
Capital One Financial Corp.	4,525,000	292,089
Berkshire Hathaway Inc., Class B1	2,000,000	222,440
Berkshire Hathaway Inc., Class A1	400	66,820
Morgan Stanley	10,000,000	257,600
American Tower Corp.	3,390,000	235,571
CIT Group Inc.[1]	4,561,000	218,335
Onex Corp.	4,200,000	199,732
Aon PLC, Class A	2,893,000	192,037
Fifth Third Bancorp	10,000,000	182,900
XL Group PLC	5,835,000	172,483
Popular, Inc.[1]	4,810,000	149,399
Arch Capital Group Ltd.[1]	2,600,000	138,606
Common stocks
		Value
Financials (continued)	Shares	(000)

ICICI Bank Ltd. (ADR)	4,815,000	$ 125,286
UBS AG2	6,274,666	121,387
McGraw Hill Financial, Inc.	1,860,600	108,603
AMP Ltd.[2]	22,673,816	95,131
BOK Financial Corp.	1,250,000	80,113
U.S. Bancorp	2,025,000	73,163
HDFC Bank Ltd. (ADR)	2,480,000	71,870
W. R. Berkley Corp.	1,560,000	64,147
First Republic Bank	1,145,000	50,701
Toronto-Dominion Bank	545,000	46,371
Deutsche Bank AG2	859,375	37,201
BlackRock, Inc.	100,000	26,032
Zions Bancorporation	882,838	24,693
Credit Suisse Group AG2	479,414	13,787
Moody's Corp.	200,000	12,712
Weyerhaeuser Co.[1]	422,321	11,563
		9,464,697
Industrials 7.27%

Union Pacific Corp.	8,613,300	1,322,486
Boeing Co.	6,700,000	696,264
CSX Corp.	23,174,801	570,332
Precision Castparts Corp.	2,482,968	524,502
European Aeronautic Defence and Space Co. EADS NV2	7,899,893	454,386
Cummins Inc.	3,595,000	442,904
General Dynamics Corp.	5,104,600	424,958
United Continental Holdings, Inc.[1]	14,029,000	399,265
Nielsen Holdings NV	10,714,551	369,652
Rockwell Collins, Inc.	5,178,700	366,497
United Parcel Service, Inc., Class B	3,710,000	317,502
Ryanair Holdings PLC (ADR)	6,285,000	298,286
Delta Air Lines, Inc.	13,457,946	265,525
Danaher Corp.	3,009,448	197,179
Oshkosh Corp.[1,3]	4,368,000	196,211
United Technologies Corp.	1,925,000	192,692
MTU Aero Engines AG2	2,130,000	191,232
Meggitt PLC[2]	21,900,099	178,687
Textron Inc.	6,632,166	178,671
SGS SA2	75,000	170,540
FedEx Corp.	1,500,000	161,040
Fastenal Co.	3,500,000	153,965
KBR, Inc.	4,769,878	142,429
Lockheed Martin Corp.	1,000,000	122,420
Caterpillar Inc.	1,400,000	115,556
General Electric Co.	4,250,000	98,345
Deere & Co.	895,000	74,858
Norfolk Southern Corp.	1,000,000	72,160
Bureau Veritas SA2	2,256,040	68,155
Chart Industries, Inc.[1]	523,500	59,773
Honeywell International Inc.	650,000	51,720
Southwest Airlines Co.	4,000,000	51,240
KONE Oyj, Class B2	540,000	44,114
Globaltrans Investment PLC (GDR)[2,4]	526,634	7,010
		8,980,556
Common stocks
		Value
Consumer staples 4.70%	Shares	(000)

Philip Morris International Inc.	21,281,000	$ 1,775,687
Costco Wholesale Corp.	12,358,183	1,382,510
Green Mountain Coffee Roasters, Inc.[1]	6,423,123	554,380
Pernod Ricard SA2	3,726,443	432,532
Kerry Group PLC, Class A2	6,565,824	414,188
PepsiCo, Inc.	3,855,000	307,359
Whole Foods Market, Inc.	4,930,000	260,057
CVS/Caremark Corp.	3,255,000	188,953
Estée Lauder Companies Inc., Class A	2,420,000	158,171
Danone SA2	1,570,000	116,905
Nestlé SA2	1,345,000	88,139
British American Tobacco PLC[2]	905,000	45,651
Coca-Cola Co.	1,140,400	43,540
Avon Products, Inc.	1,600,000	31,632
		5,799,704
Materials 2.37%

Praxair, Inc.	4,862,437	570,850
Celanese Corp., Series A3	8,875,000	437,005
LyondellBasell Industries NV, Class A	4,475,000	313,921
Sigma-Aldrich Corp.	3,100,000	255,657
Dow Chemical Co.	6,291,727	235,311
Smurfit Kappa PLC, Class A2	11,350,000	230,495
Syngenta AG2	400,000	156,827
Newmont Mining Corp.	4,030,000	128,033
ArcelorMittal[2]	6,890,916	88,460
Potash Corp. of Saskatchewan Inc.	2,885,000	85,511
FMC Corp.	1,200,000	79,932
Nitto Denko Corp.[2]	1,350,000	71,434
Steel Dynamics, Inc.	4,150,000	63,329
James Hardie Industries PLC (CDI)[2]	5,460,000	47,451
Nucor Corp.	1,000,000	45,490
Alcoa Inc.	4,800,000	36,960
United States Steel Corp.	1,982,200	35,481
Cliffs Natural Resources Inc.	1,315,219	27,449
Barrick Gold Corp.	730,000	13,980
		2,923,576
Telecommunication services 2.10%

SoftBank Corp.[2]	26,507,700	1,654,306
Crown Castle International Corp.[1]	13,509,630	937,839
Broadview Networks Holdings, Inc.[1,2,5]	893	6
		2,592,151
Utilities 0.09%

NEG Energy, Inc.	4,311,949	113,189

Miscellaneous 4.90%

Other common stocks in initial period of acquisition		6,045,485
Total common stocks (cost: $68,489,415,000)		111,631,251
Warrants 0.17%
		Value
Energy 0.16%	Shares	(000)

Kinder Morgan, Inc., warrants, expire 2017[1]	36,676,600	$ 192,919

Financials 0.01%

Citigroup Inc., Class A, warrants, expire 2019[1]	25,500,000	19,176

Telecommunication services 0.00%

Broadview Networks Holdings, Inc., Series A1, warrants, expire 2020[1,2,5]	4,414	4
Broadview Networks Holdings, Inc., Series A2, warrants, expire 2020[1,2,5]	1,672	1
		5
Total warrants (cost: $137,220,000)		212,100
Convertible securities 0.06%
	Principal amount
Telecommunication services 0.06%	(000)

Clearwire Corp. 8.25% convertible notes 2040[4]	$ 63,755	70,848
Total convertible securities (cost: $63,813,000)		70,848
Bonds, notes & other debt instruments 0.16%

U.S. Treasury bonds & notes 0.09%

U.S. Treasury 0.125% 2015	10,100	10,067
U.S. Treasury 0.25% 2015[6]	90,685	90,526
U.S. Treasury 0.25% 2015	15,675	15,646
		116,239
Federal agency bonds & notes 0.04%

Federal Home Loan Bank, Series 2753, 0.28% 2013	50,000	50,000

Telecommunication services 0.03%

LightSquared, Term Loan B, 12.00% 2014[7,8,9,10]	31,780	37,500
Total bonds, notes & other debt instruments (cost: $195,193,000)		203,739

Short-term securities 9.48%

Freddie Mac 0.09%–0.164% due 9/10/2013-8/18/2014	4,200,221	4,197,558
Fannie Mae 0.08%–0.16% due 9/3/2013–8/1/2014	1,798,511	1,797,924
Federal Home Loan Bank 0.09%–0.165% due 9/3/2013–8/28/2014	1,589,200	1,588,550
U.S. Treasury Bills 0.103%–0.18% due 9/19/2013–8/21/2014	731,700	731,523
Procter & Gamble Co. 0.06%–0.14% due 9/30/2013–2/28/2014[4]	374,250	374,199
Jupiter Securitization Co., LLC 0.24% due 11/8/2013–1/24/2014[4]	259,400	259,217
Chariot Funding, LLC 0.24% due 1/7–1/13/2014[4]	98,500	98,441
Wells Fargo & Co. 0.13%–0.18% due 11/12–12/9/2013	349,700	349,515
Coca-Cola Co. 0.09%–0.18% due 10/8–12/18/2013[4]	348,700	348,661
Wal-Mart Stores, Inc. 0.05%–0.09% due 9/10–10/16/2013[4]	341,600	341,588
Federal Farm Credit Banks 0.12%–0.19% due 9/26/2013–8/27/2014	285,000	284,770
Private Export Funding Corp. 0.13%–0.235% due 11/6/2013–4/1/2014[4]	209,400	209,200
Abbott Laboratories 0.06%–0.11% due 9/9–11/1/2013[4]	203,400	203,388
	Principal amount	Value
Short-term securities	(000)	(000)

General Electric Capital Corp. 0.09%–0.19% due 9/17/2013–1/8/2014	$180,000	$ 179,948
National Rural Utilities Cooperative Finance Corp. 0.09%–0.10% due 9/3–10/3/2013	128,600	128,594
Google Inc. 0.07%–0.17% due 10/1–10/22/2013[4]	101,000	100,988
Regents of the University of California 0.15% due 9/12–9/24/2013	85,973	85,967
Merck & Co. Inc. 0.07% due 10/21/2013[4]	75,000	74,993
Army and Air Force Exchange Service 0.09%–0.12% due 9/13–10/10/2013[4]	70,000	69,994
Paccar Financial Corp. 0.13%–0.14% due 10/3/2013	55,200	55,190
PepsiCo Inc. 0.05% due 9/13/2013[4]	50,000	49,999
Colgate-Palmolive Co. 0.05% due 9/25–9/27/2013[4]	50,000	49,998
E.I. duPont de Nemours and Co. 0.06% due 9/25/2013[4]	40,000	39,998
Parker-Hannifin Corp. 0.08% due 10/16/2013[4]	35,500	35,496
Medtronic Inc. 0.05% due 9/17/2013[4]	25,000	24,999
Harvard University 0.12% due 10/15/2013	22,409	22,407
Emerson Electric Co. 0.08% due 11/20/2013[4]	3,800	3,799
Total short-term securities (cost: $11,705,901,000)		11,706,904
Total investment securities (cost: $80,591,542,000)		123,824,842
Other assets less liabilities		(333,704)
Net assets		$123,491,138

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.

2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous," was $11,594,648,000, which represented 9.39% of the net assets of the fund. This amount includes $11,569,383,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

3Represents an affiliated company as defined under the Investment Company Act of 1940.

4Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,390,908,000, which represented 1.94% of the net assets of the fund.

5Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets

Laricina Energy Ltd.	6/21/2011	$41,523	$25,254.02%
Broadview Networks Holdings, Inc.	7/7/2000–3/6/2002	6,199	6.00
Broadview Networks Holdings, Inc.,
Series A1, warrants, expire 2020	7/7/2000–3/6/2002	11,176	4.00
Broadview Networks Holdings, Inc.,
Series A2, warrants, expire 2020	7/7/2000–3/6/2002	3,626	1.00

Total restricted securities		$62,524	$25,265.02%

6A portion of this security was pledged as collateral for net losses on unsettled forward currency contracts. The total value of pledged collateral was $451,000, which represented less than .01% of the net assets of the fund.

7Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

8Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $37,500,000, which represented .03% of the net assets of the fund.

9Scheduled interest and/or principal payment was not received.

10Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

Key to abbreviations

ADR = American Depositary Receipts

CDI = CREST Depository Interest

GDR = Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-005-1013O-S37705

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of

The Growth Fund of America:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The Growth Fund of America (the “Fund”) as of August 31, 2013, and for the year then ended and have issued our report thereon dated October 8, 2013, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of August 31, 2013, appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California

October 8, 2013

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE GROWTH FUND OF AMERICA

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: October 31, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: October 31, 2013

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: October 31, 2013